Exhibit 99.2

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iret

2ND QUARTER 2018

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data

Table of Contents

October  31, 2017

Company Background

Second Quarter Fiscal 2018

We are a multifamily real estate investment trust (REIT) focused on the ownership, management, acquisition, redevelopment, and development of multifamily apartment communities.  As of October 31, 2017, we owned interests in 89 multifamily properties consisting of 13,576 apartment homes and 40 commercial properties, including 28 healthcare and 12 other commercial properties, with a total of 2.5 million square feet of leasable space.  IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRET PRC, respectively).  All of our Series B preferred shares were redeemed on October 30, 2017.

Company Snapshot

(as of October  31, 2017)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily and Healthcare
Total Properties Held for Investment	129
Total Units Held for Investment
(multifamily properties)	13,576
Total Square Feet Held for Investment
(healthcare and other commercial properties)	2.5 million
Common Shares Outstanding (thousands)	120,188(1)
Limited Partnership Units Outstanding (thousands)	14,618
Common Share Distribution - Quarter/Annualized	$0.07/$0.28
Annualized Dividend Yield	4.8%
Total Capitalization (see p. S-11 for details)	$1.8 billion

Investor Information

Board of Trustees

Jeffrey P. Caira	Trustee and Chair
Michael T. Dance	Trustee, Chair of Audit Committee
Mark O. Decker, Jr.	Trustee, President, Chief Executive Officer and Chief Investment Officer
Linda J. Hall	Trustee, Chair of Compensation Committee
Terrance P. Maxwell	Trustee
Jeffrey L. Miller	Trustee, Chair of the Nominating and Governance Committee
John A. Schissel	Trustee, Chair of Capital Markets Committee
John D. Stewart	Trustee

Management

Mark O. Decker, Jr.	President, Chief Executive Officer, and Chief Investment Officer; Trustee
John A. Kirchmann	Executive Vice President and Chief Financial Officer
Anne Olson	Executive Vice President, General Counsel and Secretary
Andrew Martin	Executive Vice President – Property Operations
Nancy B. Andersen	Senior Vice President and Chief Accounting Officer
Matthew M. Volpano	Senior Vice President – Capital Markets

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Matthew Volpano
P.O. Box 1988	701-837-7104
Minot, ND 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET Trading Symbol for Series C Preferred Shares: IRET PRC
Stock Exchange Listing: NYSE

Common Share Data (NYSE: IRET)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2017	Fiscal Year 2017
High Closing Price	$6.32	$6.72	$6.61	$7.20	$6.67
Low Closing Price	$5.81	$5.64	$5.67	$5.81	$5.67
Average Closing Price	$6.09	$6.07	$6.09	$6.65	$6.21
Closing Price at end of quarter	$5.85	$6.22	$5.91	$6.44	$6.07
Common Share Distributions—annualized	$0.28	$0.28	$0.28	$0.28	$0.52
Closing Dividend Yield - annualized	4.8%	4.5%	4.7%	4.3%	8.6%
Closing common shares outstanding (thousands)	120,188	120,587	121,199	121,889	121,701
Closing limited partnership units outstanding (thousands)	14,618	14,657	15,617	16,034	16,229
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$788,615	$841,218	$808,583	$888,224	$837,235

This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by the use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters, specifically including our future plan and anticipated operating results, are based on our expectations, forecasts and assumptions at the time of this earnings release. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in such forward-looking statements.

Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect our access to various sources of capital and cost of capital; our ability to manage our current debt levels and repay or refinance our indebtedness upon maturity or other payment dates; our ability to maintain financial covenant compliance under our debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for our properties that may result in lower-than-expected occupancy and/or rental rates; ability to acquire quality properties in targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; ability to attract and retain skilled personnel; cyber-intrusion; delays in completing development, redevelopment and/or lease up of properties and increased costs; ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2017 subsequent quarterly reports on Form 10-Q, and other public filings.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

IRET

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)

	10/31/2017	7/31/2017	4/30/2017	1/31/2017	10/31/2016
ASSETS
Real estate investments
Property owned	$1,831,181	$1,744,252	$1,677,481	$1,685,823	$1,665,354
Less accumulated depreciation	(384,402)	(368,769)	(340,417)	(334,875)	(321,790)
	1,446,779	1,375,483	1,337,064	1,350,948	1,343,564
Development in progress	—	—	—	11,531	20,921
Unimproved land	15,216	15,195	18,455	19,076	19,069
Mortgage loans receivable	10,329	—	—	—	—
Total real estate investments	1,472,324	1,390,678	1,355,519	1,381,555	1,383,554
Assets held for sale and assets of discontinued operations	—	37,552	37,708	140,226	191,233
Cash and cash equivalents	42,464	23,801	28,819	56,999	68,729
Restricted cash	4,306	4,285	28,709	5,724	6,156
Other assets	31,933	26,034	23,759	24,585	29,647
TOTAL ASSETS	$1,551,027	$1,482,350	$1,474,514	$1,609,089	$1,679,319

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$—	$29,683	$30,062	$54,291	$69,326
Accounts payable and accrued expenses	33,757	37,020	40,430	41,437	40,474
Revolving line of credit	247,500	125,900	57,050	157,000	47,500
Mortgages payable, net of loan costs	655,903	660,753	661,960	688,424	779,568
Construction debt	21,561	20,044	41,737	39,438	82,650
TOTAL LIABILITIES	958,721	873,400	831,239	980,590	1,019,518

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	6,812	7,010	7,181	7,300	8,585
EQUITY
Series A Preferred Shares of Beneficial Interest	—	—	—	—	27,317
Series B Preferred Shares of Beneficial Interest	—	111,357	111,357	111,357	111,357
Series C Preferred Shares of Beneficial Interest	99,467	—	—	—	—
Common Shares of Beneficial Interest	910,683	912,625	916,121	921,735	920,759
Accumulated distributions in excess of net income	(490,612)	(488,535)	(466,541)	(486,015)	(489,356)
Total shareholders’ equity	519,538	535,447	560,937	547,077	570,077
Noncontrolling interests – Operating Partnership	64,291	64,789	73,233	72,007	71,994
Noncontrolling interests – consolidated real estate entities	1,665	1,704	1,924	2,115	9,145
Total equity	585,494	601,940	636,094	621,199	651,216
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY	$1,551,027	$1,482,350	$1,474,514	$1,609,089	$1,679,319

IRET

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Six Months Ended		Three Months Ended
OPERATING RESULTS	10/31/2017	10/31/2016	10/31/2017	7/31/2017	4/30/2017	1/31/2017	10/31/2016
Real estate revenue	$106,656	$100,220	$53,921	$52,735	$54,344	$51,174	$50,609
Real estate expenses	49,547	43,207	25,297	24,250	22,355	22,793	21,573
Net operating income	57,109	57,013	28,624	28,485	31,989	28,381	29,036
Depreciation/amortization	(49,621)	(27,798)	(20,694)	(28,927)	(13,736)	(13,475)	(13,531)
Impairment of real estate investments	(256)	(54,153)	—	(256)	(2,875)	—	—
General and administrative expenses	(7,120)	(7,023)	(3,118)	(4,002)	(4,728)	(4,172)	(3,522)
Development pursuit and other write-offs	—	—	—	—	(3,224)	—	—
Interest expense	(18,961)	(20,990)	(9,666)	(9,295)	(9,457)	(10,680)	(10,626)
Loss on extinguishment of debt	(533)	—	(334)	(199)	(1,192)	(1,907)	—
Interest and other income	487	281	256	231	465	430	93
(Loss) income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	(18,895)	(52,670)	(4,932)	(13,963)	(2,758)	(1,423)	1,450
Income (loss) on sale of real estate and other investments	5,448	8,855	5,324	124	7,409	2,437	(103)
(Loss) income from continuing operations	(13,447)	(43,815)	392	(13,839)	4,651	1,014	1,347
Income from discontinued operations	13,307	15,511	12,747	560	28,989	24,175	10,943
Net (loss) income	$(140)	$(28,304)	$13,139	$(13,279)	$33,640	$25,189	$12,290

Net loss (income) attributable to noncontrolling interest – Operating Partnership	871	2,122	(773)	1,644	(3,656)	(2,525)	(1,174)
Net loss attributable to noncontrolling interests – consolidated real estate entities	826	16,139	455	371	296	446	484
Net (loss) income attributable to controlling interests	1,557	(10,043)	12,821	(11,264)	30,280	23,110	11,600
Dividends to preferred shareholders	(5,098)	(5,757)	(2,812)	(2,286)	(2,286)	(2,503)	(2,878)
Redemption of Preferred Shares	(3,649)	—	(3,649)	—	—	(1,435)	—
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(7,190)	$(15,800)	$6,360	$(13,550)	$27,994	$19,172	$8,722

Per Share Data
(Loss) earnings per common share from continuing operations – basic & diluted	$(0.16)	$(0.23)	$(0.04)	$(0.11)	$0.02	$(0.02)	$(0.01)
Earnings per common share from discontinued operations – basic & diluted	0.10	0.10	0.09	—	0.21	0.18	0.08
Net (loss) income per common share – basic & diluted	$(0.06)	$(0.13)	$0.05	$(0.11)	$0.23	$0.16	$0.07

Percentage of Revenues
Real estate expenses	46.5%	43.1%	46.9%	46.0%	41.1%	44.5%	42.6%
Depreciation/amortization	46.5%	27.7%	38.4%	54.9%	25.3%	26.3%	26.7%
General and administrative expenses	6.8%	7.0%	6.2%	7.6%	8.7%	8.1%	7.0%
Interest	17.8%	20.9%	17.9%	17.6%	17.4%	20.9%	21.0%
Income from discontinued operations	12.5%	15.5%	23.6%	1.1%	53.3%	47.2%	21.6%
Net (loss) income	(0.1)%	(28.2)%	24.4%	(25.2)%	61.9%	49.2%	24.3%

IRET

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO

IRET TO FFO AND CORE FFO (unaudited)

(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2017	10/31/2016	10/31/2017	7/31/2017	4/30/2017	1/31/2017	10/31/2016
Funds From Operations(1)
Net income (loss) attributable to controlling interests	$1,557	$(10,043)	$12,821	$(11,264)	$30,280	$23,110	$11,600
Less dividends to preferred shareholders	(5,098)	(5,757)	(2,812)	(2,286)	(2,286)	(2,503)	(2,878)
Less redemption of preferred shares	(3,649)	—	(3,649)	—	—	(1,435)	—
Net (loss) income available to common shareholders	(7,190)	(15,800)	6,360	(13,550)	27,994	19,172	8,722
Adjustments:
Noncontrolling interests – Operating Partnership	(871)	(2,122)	773	(1,644)	3,656	2,525	1,174
Depreciation and amortization of real property	48,013	26,408	19,894	28,119	13,222	12,933	12,971
Impairment of real estate investments attributable to controlling interests	256	39,190	—	256	2,875	—	—
Gain on depreciable property sales	$(17,686)	$(15,358)	(17,562)	(124)	(37,517)	(21,972)	(6,400)
FFO applicable to common shares and Units	22,522	32,318	$9,465	$13,057	$10,230	$12,658	$16,467

FFO per share and unit - basic and diluted	$0.17	$0.24	$0.07	$0.10	$0.07	$0.09	$0.12

Adjustments to Core FFO:
Lease termination fees	—	—	—	—	(3,244)	(7)	—
Loss on extinguishment of debt	539	72	340	199	2,910	1,907	72
Redemption of Preferred Shares	3,649	—	3,649	—	—	1,435	—
Severance and transitions costs	650	—	186	464	2,612	—	—
Development pursuit and other write-offs	—	—	—	—	3,224	—	—
Core FFO applicable to common shares and Units	$27,360	$32,390	$13,640	$13,720	$15,732	$15,993	$16,539

Core FFO per share and unit - basic and diluted	$0.20	$0.24	$0.10	$0.10	$0.11	$0.12	$0.12

Weighted average shares and units	135,194	137,411	134,767	135,549	136,952	137,375	137,418

(1)	See Definitions on page S-23.

IRET

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO

IRET TO ADJUSTED EARNINGS BEFORE INTEREST,

TAXES, DEPRECIATION, AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)

(in thousands)

	Six Months Ended				Three Months Ended
	10/31/2017		10/31/2016		10/31/2017		7/31/2017		4/30/2017		1/31/2017		10/31/2016
Adjusted EBITDA(1)
Net income (loss) attributable to controlling interests	$1,557		$(10,043)		$12,821		$(11,264)		$30,280		$23,110		$11,600
Adjustments:
Noncontrolling interests – Operating Partnership	(871)		(2,122)		773		(1,644)		3,656		2,525		1,174
Income (loss) before noncontrolling interests – Operating Partnership	686		(12,165)		13,594		(12,908)		33,936		25,635		12,774
Add:
Interest expense	19,226		23,759		9,523		9,703		10,303		11,880		12,021
Loss on extinguishment of debt	539		72		340		199		2,910		1,907		72
Depreciation/amortization related to real estate investments	48,192		26,511		19,977		28,215		13,280		12,983		13,014
Amortization related to real estate revenues(2)	—		54		—		—		20		21		27
Impairment of real estate investments attributable to controlling interests	256		39,189		—		256		2,875		—		—
Less:
Interest income	(880)		(1,172)		(316)		(564)		(557)		(816)		(600)
Gain on sale of real estate and other investments	(17,686)		(15,358)		(17,562)		(124)		(37,517)		(21,972)		(6,400)
Adjusted EBITDA	$50,333		$60,890		25,556		24,777		25,250		29,638		30,908

Ratios
Adjusted EBITDA(1)/Interest expense	2.51	x	2.53	x	2.57	x	2.45	x	2.45	x	2.47	x	2.54	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.00	x	2.04	x	2.00	x	2.00	x	2.00	x	2.04	x	2.05	x

(1)	See Definitions on page S-23.
(2)	Included in real estate revenue in the Statement of Operations.

IRET

DEBT ANALYSIS

(in thousands)

Debt Maturity Schedule

Annual Expirations

	Future Maturities of Debt(1)

Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2	% of Total Debt
2018	$3,585	$7,184	$10,769	3.91%	1.2%
2019	18,091	46,752	64,843	4.14%	7.0%
2020	102,415	32,032	134,447	5.58%	14.5%
2021	93,039	—	93,039	3.57%	10.0%
2022	120,100	704	120,804	5.18%	13.0%
2023	28,393	—	28,393	4.13%	3.1%
2024	50,670	—	50,670	4.02%	5.4%
2025	18,609	—	18,609	4.04%	2.0%
2026	54,749	—	54,749	3.74%	5.9%
2027	92,000	—	92,000	3.56%	9.9%
Thereafter	12,203	—	12,203	4.93%	1.3%
Total secured maturing debt	$593,854	$86,672	$680,526	4.63%	73.3%

Unsecured line of credit	—	247,500	247,500	3.08%	26.7%
Total debt	593,854	334,172	928,026	4.22%	100.0%

(1)	Includes construction debt and line of credit.
(2)	Weighted average interest rate of debt that matures in fiscal year.

	10/31/2017	7/31/2017	4/30/2017	1/31/2017	10/31/2016
Debt Balances Outstanding(1)
Secured fixed rate	$593,854	$605,028	$629,535	$658,224	$617,694
Secured variable rate	86,672	100,388	99,445	81,314	226,891
Unsecured line of credit	247,500	125,900	57,050	157,000	47,500
Debt total	$928,026	$831,316	$786,030	$896,538	$892,085

Weighted Average Interest Rates Secured	4.63%	4.62%	4.63%	4.71%	4.52%
Line of Credit Rate	3.08%	2.98%	2.74%	2.55%	4.75%

(1)	Includes mortgages on properties held for sale.

IRET

DEBT DETAIL AS OF OCTOBER  31, 2017

(in thousands)

Property	Maturity Date	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021	Thereafter	Total(1)

Multifamily
Ponds – Sartell, MN	11/1/2017	3,585	—	—	—	—	3,585
Monticello Crossings - Monticello, MN	5/4/2018	—	21,561	—	—	—	21,561
Homestead Gardens II - Rapid City, SD	6/1/2018	—	3,050	—	—	—	3,050
Cardinal Point - Grand Forks, ND	8/1/2018	—	23,243	—	—	—	23,243
Plaza - Minot, ND	8/1/2018	—	4,992	—	—	—	4,992
Evergreen II – Isanti, MN	11/1/2018	—	1,948	—	—	—	1,948
Greenfield - Omaha, NE	2/1/2019	—	3,424	—	—	—	3,424
Monticello Village - Monticello, MN	5/28/2019	—	—	2,835	—	—	2,835
Rimrock West - Billings, MT	9/1/2019	—	—	3,127	—	—	3,127
Rocky Meadows - Billings, MT	9/1/2019	—	—	4,848	—	—	4,848
Cimarron Hills - Omaha, NE	10/1/2019	—	—	4,517	—	—	4,517
Cottonwood - Bismarck, ND	10/1/2019	—	—	14,983	—	—	14,983
Forest Park - Grand Forks, ND	10/1/2019	—	—	7,198	—	—	7,198
Renaissance Heights I - Williston, ND	10/1/2019	—	—	23,095	—	—	23,095
Williston Garden - Williston, ND	10/30/2019	—	—	7,232	—	—	7,232
Williston Garden - Williston, ND	10/30/2019	—	—	180	—	—	180
Evergreen - Isanti, MN	11/1/2019	—	—	1,894	—	—	1,894
Northridge - Bismarck, ND	12/1/2019	—	—	5,921	—	—	5,921
Castlerock - Billings, MT	1/1/2020	—	—	6,286	—	—	6,286
Thomasbrook - Lincoln, NE	1/1/2020	—	—	5,632	—	—	5,632
Westwood Park - Bismarck, ND	1/1/2020	—	—	1,861	—	—	1,861
Kirkwood Manor - Bismarck, ND	2/1/2020	—	—	3,115	—	—	3,115
Brookfield Village - Topeka, KS	3/1/2020	—	—	4,974	—	—	4,974
Crown Colony - Topeka, KS	4/1/2020	—	—	7,699	—	—	7,699
Mariposa - Topeka, KS	4/1/2020	—	—	2,786	—	—	2,786
Sherwood - Topeka, KS	4/1/2020	—	—	11,565	—	—	11,565
Deer Ridge – Jamestown, ND	5/1/2020	—	—	—	11,348	—	11,348
Valley Park - Grand Forks, ND	6/1/2020	—	—	—	3,646	—	3,646
Country Meadows II - Billings, MT	10/1/2020	—	—	—	3,322	—	3,322
Olympic Village - Billings, MT	11/1/2020	—	—	—	10,047	—	10,047
Villa West Apartments - Topeka, KS	12/1/2020	—	—	—	11,628	—	11,628
Park Meadows - Waite Park, MN	1/1/2021	—	—	—	8,119	—	8,119
Sunset Trail - Rochester, MN	2/1/2021	—	—	—	7,658	—	7,658
Summary of Debt due after Fiscal 2021		—	—	—	—	339,843	339,843
Sub-Total Multifamily		$3,585	$58,218	$119,748	$55,768	$339,843	$577,162

Healthcare
High Pointe Health Campus - Lake Elmo, MN	4/1/2018	7,184	—	—	—	—	7,184
Denfeld Clinic - Duluth, MN	8/1/2019	—	—	1,113	—	—	1,113
Gateway Clinic - Sandstone, MN	8/1/2019	—	—	644	—	—	644
Mariner Clinic - Superior, WI	8/1/2019	—	—	1,410	—	—	1,410
Pavilion I - Duluth, MN	8/1/2019	—	—	3,714	—	—	3,714
Pavilion II - Duluth, MN	8/1/2019	—	—	6,835	—	—	6,835
Wells Clinic - Hibbing, MN	8/1/2019	—	—	983	—	—	983
Edina 6525 France SMC II - Edina, MN	12/1/2020	—	—	—	9,285	—	9,285
Edina 6545 France - 2nd Mtg/Parking Ramp - Edina, MN	12/1/2020	—	—	—	875	—	875
Edina 6545 France SMC I - Edina, MN	12/1/2020	—	—	—	27,111	—	27,111
Summary of Debt due after Fiscal 2021		—	—	—	—	35,323	35,323
Sub-Total Healthcare		$7,184	$—	$14,699	$37,271	$35,323	$94,477

IRET

DEBT DETAIL AS OF OCTOBER  31, 2017

(in thousands)

Other
Plaza 16 – Minot, ND	8/1/2018	—	6,625	—	—	—	6,625
Summary of Debt due after Fiscal 2021		—	—	—	—	2,262	2,262
Sub-Total All Other		$—	$6,625	$—	$—	$2,262	$8,887

Total maturing debt		$10,769	$64,843	$134,447	$93,039	$377,428	$680,526

Unsecured line of credit	1/31/2021	—	—	—	247,500	—	247,500
Total debt		$10,769	$64,843	$134,447	$340,539	$377,428	$928,026

(1)	Totals are principal balances of mortgages, construction debt and line of credit as of October 31, 2017.

 IRET

CAPITAL ANALYSIS

(in thousands, except per share and unit amounts)

	Three Months Ended
	10/31/2017	7/31/2017	4/30/2017	1/31/2017	10/31/2016
Equity Capitalization
Common shares outstanding	120,188	120,587	121,199	121,889	121,701
Operating partnership (OP) units outstanding	14,618	14,657	15,617	16,034	16,229
Total common shares and OP units outstanding	134,806	135,244	136,816	137,923	137,930
Market price per common share (closing price at end of period)	$5.85	$6.22	$5.91	$6.44	$6.07
Equity capitalization-common shares and OP units	$788,615	$841,218	$808,583	$888,224	$837,235
Recorded book value of preferred shares	$99,467	$111,357	$111,357	$111,357	$138,674
Total equity capitalization	$888,082	$952,575	$919,940	$999,581	$975,909

Debt Capitalization
Total debt	$927,968	$839,134	$793,827	$943,751	$982,486
Total capitalization	$1,816,050	$1,791,709	$1,713,767	$1,943,332	$1,958,395

Total debt to total capitalization	0.51:1	0.47:1	0.46:1	0.49:1	0.50:1

	Six Months Ended				Three Months Ended
	10/31/2017		10/31/2016		10/31/2017		7/31/2017		4/30/2017		1/31/2017		10/31/2016
Earnings to fixed charges(1)	(2)		(3)	x	1.09	x	(5)		1.48	x	1.12	x	1.14
Earnings to combined fixed charges and preferred distributions(1)	(2)		(3)		(4)		(5)		1.21		(6)		(7)
Debt service coverage ratio(1)	1.79	x	1.64	x	1.84	x	1.75	x	1.69	x	1.67	x	1.66	x

Distribution Data
Common shares and units outstanding at record date	135,166		137,934		134,806		135,830		137,723		137,944		137,934
Total common distribution paid	$18,974		$35,790		$9,462		$9,509		$9,641		$17,929		$17,931
Common distribution per share and unit	$0.14		$0.26		$0.07		$0.07		$0.07		$0.07		$0.13
Payout ratio (FFO per share and unit basis)(1)	82.4%		108.3%		100.0%		70.0%		100.0%		77.8%		108.3%

(1)	Payout ratio (FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.
(2)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $12.5 million and $17.6 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million in the three months ended October 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.10x and 0.88x, respectively, for the three months ended October 31, 2017.

(3)

Earnings were inadequate to cover fixed charges and combined fixed charges and preferred distributions by $26.5 million and $32.2 million, respectively.  Excluding non-cash asset impairment and gain on sale charges of $45.1 million in the six months ended October 31, 2016, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.77x and 1.43x, respectively, for the six months ended October 31, 2016.

(4)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.9 million. The ratio of earnings to combined fixed charges and preferred distributions was .85x for the three months ended October 31, 2017.

(5)

Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $13.4 million and $15.7 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million in the three months ended July 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.10x and 0.90x, respectively, for the three months ended July 31, 2017.

(6)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million. The ratio of earnings to combined fixed charges and preferred distributions was .92x for the three months ended January 31, 2017.

(7)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million. The ratio of earnings to combined fixed charges and preferred distributions was .92x for the three months ended October 31, 2016.

IRET

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended October 31, 2017
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$32,304	$10,810	$2,007	$—	$45,121
Non-same-store	7,430	639	731	—	8,800
Total	39,734	11,449	2,738	—	53,921

Real estate expenses(1)
Same-store	15,576	4,118	532	1,189	21,415
Non-same-store	3,312	255	166	149	3,882
Total	18,888	4,373	698	1,338	25,297

Net operating income (NOI)
Same-store	16,728	6,692	1,475	(1,189)	23,706
Non-same-store	4,118	384	565	(149)	4,918
Net operating income (loss)	$20,846	$7,076	$2,040	$(1,338)	$28,624

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(16,112)	$(3,459)	$(1,057)	$(66)	$(20,694)
General and administrative expenses	—	—	—	(3,118)	(3,118)
Interest expense	(6,926)	(1,157)	(138)	(1,445)	(9,666)
Loss on debt extinguishment	(193)	—	(141)	—	(334)
Interest and other income	—	—	—	487	256
(Loss) income before gain on sale of real estate and other investments and income from discontinued operations	(2,385)	2,460	704	(5,480)	(4,932)
Gain on sale of real estate and other investments	—	—	108	16	5,324
(Loss) income from continuing operations	(2,385)	2,460	812	(5,464)	392
Income from discontinued operations	—	12,739	8	—	12,747
Net (loss) income	(2,385)	15,199	820	(5,464)	13,139
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	—	(773)	(773)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	455	455
Net (loss) income attributable to controlling interests	(2,385)	15,199	820	(5,782)	12,821
Dividends to preferred shareholders	—	—	—	(2,812)	(2,812)
Redemption of Preferred Shares	—	—	—	(3,649)	(3,649)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(2,385)	$15,199	$820	$(12,243)	$6,360

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

IRET

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended October 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$31,134	$10,565	$1,970	$—	$43,669
Non-same-store	5,053	1,096	791	—	6,940
Total	36,187	11,661	2,761	—	50,609

Real estate expenses(1)
Same-store	13,429	3,816	569	1,004	18,818
Non-same-store	2,137	335	161	122	2,755
Total	15,566	4,151	730	1,126	21,573

Net operating income (NOI)
Same-store	17,705	6,749	1,401	(1,004)	24,851
Non-same-store	2,916	761	630	(122)	4,185
Net operating income (loss)	$20,621	$7,510	$2,031	$(1,126)	$29,036

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,677)	$(2,874)	$(912)	$(68)	$(13,531)
General and administrative expenses	—	—	—	(3,522)	(3,522)
Interest expense	(7,863)	(2,002)	(425)	(336)	(10,626)
Interest and other income	—	—	—	93	93
(Loss) income (loss) before gain (loss) on sale of real estate and other investments and income from discontinued operations	3,081	2,634	694	(4,959)	1,450
Gain (loss) gain on sale of real estate and other investments	—	(102)	—	(1)	(103)
(Loss) income from continuing operations	3,081	2,532	694	(4,960)	1,347
Income from discontinued operations	—	10,943	—	—	10,943
Net (loss) income	3,081	13,475	694	(4,960)	12,290
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	—	(1,174)	(1,174)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	484	484
Net (loss) income attributable to controlling interests	3,081	13,475	694	(5,650)	11,600
Dividends to preferred shareholders	—	—	—	(2,878)	(2,878)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,081	$13,475	$694	$(8,528)	$8,722

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

IRET

NET OPERATING INCOME DETAIL

(in thousands)

	Six Months Ended October 31, 2017
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$64,241	$21,506	$4,048	$—	$89,795
Non-same-store	13,923	1,321	1,617	—	16,861
Total	78,164	22,827	5,665	—	106,656

Real estate expenses(1)
Same-store	30,303	8,168	1,048	2,707	42,226
Non-same-store	6,050	490	443	338	7,321
Total	36,353	8,658	1,491	3,045	49,547

Net operating income (NOI)
Same-store	33,938	13,338	3,000	(2,707)	47,569
Non-same-store	7,873	831	1,174	(338)	9,540
Net operating income (loss)	$41,811	$14,169	$4,174	$(3,045)	$57,109

Reconciliation of NOI to net (loss) income available to common shareholders
Depreciation/amortization	$(38,428)	$(7,089)	$(3,960)	$(144)	$(49,621)
Impairment of real estate investments	—	—	—	(256)	(256)
General and administrative expenses	—	—	—	(7,120)	(7,120)
Interest expense	(13,806)	(2,321)	(385)	(2,449)	(18,961)
Loss on extinguishment of debt	(392)	—	(141)	—	(533)
Interest and other income	—	—	—	487	487
(Loss) income before (loss) gain on sale of real estate and income from discontinued operations	(10,815)	4,759	(312)	(12,527)	(18,895)
Gain (loss) on sale of real estate and other investments	75	214	5,145	14	5,448
(Loss) income from continuing operations	(10,740)	4,973	4,833	(12,513)	(13,447)
Income from discontinued operations	—	13,251	56	—	13,307
Net (loss) income	(10,740)	18,224	4,889	(12,513)	(140)
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	—	871	871
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	826	826
Net (loss) income attributable to controlling interests	(10,740)	18,224	4,889	(10,816)	1,557
Dividends to preferred shareholders	—	—	—	(5,098)	(5,098)
Redemption of Preferred Shares	—	—	—	(3,649)	(3,649)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(10,740)	$18,224	$4,889	$(19,563)	$(7,190)

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

IRET

NET OPERATING INCOME DETAIL

(in thousands)

	Six Months Ended October 31, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$61,886	$21,054	$3,986	$—	$86,926
Non-same-store	9,343	2,148	1,803	—	13,294
Total	71,229	23,202	5,789	—	100,220

Real estate expenses(1)
Same-store	26,360	7,665	1,086	2,727	37,838
Non-same-store	4,085	678	370	236	5,369
Total	30,445	8,343	1,456	2,963	43,207

Net operating income (NOI)
Same-store	35,526	13,389	2,900	(2,727)	49,088
Non-same-store	5,258	1,470	1,433	(236)	7,925
Net operating income (loss)	$40,784	$14,859	$4,333	$(2,963)	$57,013

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(20,121)	$(5,702)	$(1,834)	$(141)	$(27,798)
Impairment of real estate investments	(51,401)	—	—	(2,752)	(54,153)
General and administrative expenses	—	—	—	(7,023)	(7,023)
Interest expense	(15,505)	(4,021)	(801)	(663)	(20,990)
Interest and other income	—	—	—	281	281
Income (loss) before gain on sale of real estate and other investments and income from discontinued operations	(46,243)	5,136	1,698	(13,261)	(52,670)
(Loss) gain on sale of real estate and other investments	—	(102)	8,982	(25)	8,855
Income (loss) from continuing operations	(46,243)	5,034	10,680	(13,286)	(43,815)
Income from discontinued operations	—	15,198	313	—	15,511
Net income (loss)	(46,243)	20,232	10,993	(13,286)	(28,304)
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	2,122	2,122
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	16,139	16,139
Net income (loss) attributable to controlling interests	(46,243)	20,232	10,993	4,975	(10,043)
Dividends to preferred shareholders	—	—	—	(5,757)	(5,757)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(46,243)	$20,232	$10,993	$(782)	$(15,800)

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

IRET

SAME-STORE MULTIFAMILY COMPARISON

			FY18Q2	FY18Q2	FY18Q2	2nd Quarter Increase (Decrease) From Prior Year's 2nd Quarter
		Physical	Weighted	% of	Average			Net	Average	Weighted
	Rentable	Occupancy	Average	Actual	Revenue			Operating	Rental	Average
Regions	Units	10/31/2017	Occupancy(1)	NOI	Per Unit(2)	Revenues	Expenses(3)	Income	Rate	Occupancy
Rochester, MN	1,775	95.4%	92.4%	21.2%	$1,274	4.4%	13.8%	(1.8)%	(1.2)%	5.6%
Omaha, NE	1,370	96.5%	94.1%	10.8%	$934	3.9%	14.4%	(4.7)%	5.4%	(1.5)%
Grand Forks, ND	1,303	94.8%	94.8%	11.0%	$931	3.2%	17.1%	(6.4)%	(0.6)%	3.8%
St. Cloud, MN	1,187	96.0%	93.6%	9.1%	$993	12.0%	18.8%	5.0%	8.1%	3.9%
Bismarck, ND	977	92.5%	91.2%	8.7%	$1,022	(0.9)%	24.2%	(15.9)%	(2.5)%	1.6%
Topeka, KS	1,042	96.0%	94.6%	8.2%	$837	5.6%	9.2%	2.9%	3.5%	2.1%
Minneapolis, MN	688	95.9%	92.7%	7.5%	$1,214	7.0%	9.9%	4.7%	9.0%	(2.0)%
Billings, MT	770	91.2%	89.7%	6.7%	$1,019	5.2%	25.1%	(7.9)%	9.5%	(4.4)%
Sioux Falls, SD	969	96.1%	93.3%	6.8%	$885	1.0%	13.8%	(10.2)%	3.5%	(2.5)%
Minot, ND	640	96.9%	93.4%	4.8%	$1,016	(5.4)%	13.8%	(22.1)%	(6.6)%	1.2%
Rapid City, SD	474	95.1%	92.8%	4.1%	$976	2.7%	15.6%	(6.6)%	5.9%	(3.2)%
Williston, ND	189	97.4%	97.3%	1.1%	$928	(1.8)%	30.1%	(31.2)%	(18.8)%	17.0%
Same-Store Totals	11,384	95.2%	93.1%	100.0%	$1,016	3.8%	16.0%	(5.5)%	2.0%	1.7%

			FY18Q2	FY18Q2	FY18Q2	2nd Quarter Increase (Decrease) From 1st Quarter
		Physical	Weighted	% of	Average			Net	Average	Weighted
	Rentable	Occupancy	Average	Actual	Revenue			Operating	Rental	Average
Regions	Units	10/31/2017	Occupancy(1)	NOI	Per Unit(2)	Revenues	Expenses(3)	Income	Rate	Occupancy
Rochester, MN	1,775	95.4%	92.4%	21.2%	$1,274	1.8%	8.5%	(2.8)%	(0.3)%	2.2%
Omaha, NE	1,370	96.5%	94.1%	10.8%	$934	0.5%	8.2%	(6.1)%	1.8%	(1.3)%
Grand Forks, ND	1,303	94.8%	94.8%	11.0%	$931	2.7%	1.7%	3.6%	1.5%	1.2%
St. Cloud, MN	1,187	96.0%	93.6%	9.1%	$993	2.4%	6.2%	(1.7)%	1.7%	0.7%
Bismarck, ND	977	92.5%	91.2%	8.7%	$1,022	(2.0)%	1.9%	(5.3)%	(0.3)%	(1.8)%
Topeka, KS	1,042	96.0%	94.6%	8.2%	$837	1.1%	1.7%	0.6%	1.8%	(0.7)%
Minneapolis, MN	688	95.9%	92.7%	7.5%	$1,214	0.6%	12.1%	(7.4)%	3.7%	(3.0)%
Billings, MT	770	91.2%	89.7%	6.7%	$1,019	2.9%	9.8%	(2.6)%	0.2%	2.7%
Sioux Falls, SD	969	96.1%	93.3%	6.8%	$885	0.7%	0.2%	1.3%	1.6%	(0.9)%
Minot, ND	640	96.9%	93.4%	4.8%	$1,016	(2.5)%	4.7%	(10.4)%	(0.8)%	(1.7)%
Rapid City, SD	474	95.1%	92.8%	4.1%	$976	0.2%	8.3%	(6.1)%	1.6%	(1.4)%
Williston, ND	189	97.4%	97.3%	1.1%	$928	10.8%	8.0%	16.1%	(1.8)%	12.6%
Same-Store Totals	11,384	95.2%	93.1%	100.0%	$1,016	1.1%	5.8%	(2.8)%	1.0%	0.2%

			FY18Q2 YTD	FY18Q2 YTD	FY18Q2 YTD	2nd Quarter YTD Increase (Decrease) From Prior Year's 2nd Quarter YTD
		Physical	Weighted	% of	Average			Net	Average	Weighted
	Rentable	Occupancy	Average	Actual	Revenue			Operating	Rental	Average
Regions	Units	10/31/2017	Occupancy(1)	NOI	Per Unit(2)	Revenues	Expenses(3)	Income	Rate	Occupancy
Rochester, MN	1,775	95.4%	91.4%	21.2%	$1,276	4.1%	18.4%	(4.3)%	0.1%	4.0%
Omaha, NE	1,370	96.5%	94.7%	11.0%	$926	4.1%	9.8%	(0.7)%	5.3%	(1.2)%
Grand Forks, ND	1,303	94.8%	94.2%	10.7%	$925	1.7%	13.9%	(7.0)%	(0.7)%	2.5%
St. Cloud, MN	1,187	96.0%	93.2%	9.0%	$985	11.3%	16.6%	5.8%	9.2%	2.1%
Bismarck, ND	977	92.5%	92.0%	8.8%	$1,023	2.5%	23.8%	(10.6)%	(1.1)%	3.6%
Topeka, KS	1,042	96.0%	94.9%	8.0%	$830	6.1%	10.3%	2.9%	4.4%	1.6%
Minneapolis, MN	688	95.9%	94.1%	7.7%	$1,192	8.7%	5.4%	11.4%	8.6%	0.2%
Billings, MT	770	91.2%	88.5%	6.7%	$1,018	4.9%	17.4%	(3.7)%	9.1%	(4.2)%
Sioux Falls, SD	969	96.1%	93.8%	6.7%	$878	1.4%	12.9%	(9.0)%	3.9%	(2.5)%
Minot, ND	640	96.9%	94.3%	5.0%	$1,020	(4.5)%	19.7%	(22.7)%	(5.8)%	1.4%
Rapid City, SD	474	95.1%	93.4%	4.1%	$969	2.7%	10.1%	(2.7)%	6.0%	(3.3)%
Williston, ND	189	97.4%	91.7%	1.0%	$937	(12.7)%	28.1%	(44.5)%	(26.2)%	13.5%
Same-Store Total	11,384	95.2%	93.0%	100.0%	$1,012	3.8%	15.0%	(4.5)%	2.3%	1.5%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.
(2)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.
(3)

Same-Store results by region do not include offsite costs associated with property management or casualty-related amounts, which increased by $0 and decreased $326,000, respectively, for FY18 Q2 as compared to FY18 Q1, and decrease by $46,000 and $108,000, respectively, for FY18 Q2 as compared to FY17 Q2, and increase by $35,000 and decrease by $299,000, respectively, for FY18 Q2 YTD as compared to FY17 Q2 YTD.

IRET

MULTIFAMILY SUMMARY(1)

	Three Months Ended
	10/31/17	07/31/17	04/30/17	01/31/17	10/31/16
Number of Units
Same-Store	11,384	11,384	10,512	10,513	10,513
Non-Same-Store	2,192	2,019	2,693	2,652	2,589
All Properties	13,576	13,403	13,205	13,165	13,102

Average Investment Per Unit
Same-Store	$88,047	$87,876	$78,996	$78,499	$77,814
Non-Same-Store	185,150	166,261	164,715	165,367	164,515
All Properties	$102,760	$99,684	$96,485	$95,998	$94,946

Average Scheduled Rent(2) per Unit
Same-Store	$962	$954	$906	$902	$902
Non-Same-Store	1,330	1,182	1,267	1,289	1,336
All Properties	$1,018	$988	$980	$980	$988

Average Revenue per Unit(3)
Same-Store	$1,016	$1,007	$955	$941	$950
Non-Same-Store	1,276	1,230	1,334	1,325	1,376
All Properties	$1,058	$1,041	$1,032	$1,019	$1,035

Occupancy
Same-Store	95.2%	94.5%	94.2%	92.7%	92.9%
Non-Same-Store	92.4%	89.3%	88.8%	86.9%	84.4%
All Properties	94.8%	93.7%	93.1%	91.5%	91.2%

Operating Expenses as a % of Scheduled Rent
Same-Store	50.9%	49.7%	46.6%	47.7%	44.9%
Non-Same-Store	42.6%	40.8%	42.1%	39.2%	36.4%
All Properties	49.2%	48.1%	45.4%	45.5%	42.7%

Capital Expenditures
Total Capital Expenditures(2) per Unit - Same-Store	$396	$240	$281	$295	$296

Value-Add Expenditures per Unit(4)	$—	$—	$8,213	$10,224	$13,998

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See definition of scheduled rent on page S-23. Average scheduled rent is scheduled rent divided by the total number of units.
(3)	Total revenues divided by the weighted average occupied units for the period.
(4)	Cost per unit represents the average amount spent on completed and in-progress units during the period and also includes common area redevelopment costs at properties in the value add program.

IRET

SAME-STORE MULTIFAMILY CAPITAL EXPENDITURES

($ in thousands)	Q2 FY18	Q2 FY17
Total Multifamily Same-Store Units	11,384	11,386

Turnover	$1,713,640	$1,351,124
Furniture & Equipment	152,477	102,308
Building - Interior	295,876	552,051
Building - Exterior	1,206,393	1,013,422
Landscaping & Grounds	1,137,968	636,031
Capital Expenditures	$4,506,354	$3,654,936
CapEx per Unit	$396	$321

Value Add	$14,207	$5,263,257

Unallocated Accruals	$(10,184)	$845,383
Total Capital Expenditures	$4,510,377	$9,763,576
Total CapEx per Unit	$396	$858

($ in thousands)	YTD FY18	YTD FY17
Total Multifamily Same-Store Units	11,384	11,386

Turnover	$3,162,466	$2,340,282
Furniture & Equipment	189,099	277,043
Building - Interior	611,450	1,028,738
Building - Exterior	1,948,332	2,016,043
Landscaping & Grounds	1,474,983	1,136,012
Capital Expenditures	$7,386,330	$6,798,118
CapEx per Unit	$649	$597

Value Add	$370,469	$9,865,005

Unallocated Accruals	(250,142)	988,100
Total Capital Expenditures	$7,506,657	$17,651,223
Total CapEx per Unit	$659	$1,550

IRET

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Leasing Activity

The total leasing activity for our same-store healthcare properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended October 31, 2017 and 2016

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	—	4,891	3,443	16,952	3,443	21,843	92.5%	92.6%

Six Months Ended October 31, 2017 and 2016

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	—	17,031	43,348	37,036	43,348	54,067	92.5%	92.6%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with U.S. GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Healthcare New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare properties:

Three Months Ended October  31, 2017 and 2016

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	—	4,891	n/a	2.0	n/a	$22.66	n/a	$—	n/a	$—

Six Months Ended October 31, 2017 and 2016

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1)		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	—	17,031	n/a	8.5	n/a	$20.98	n/a	$39.31	n/a	$6.24

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with U.S. GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

IRET

HEALTHCARE LEASING SUMMARY (Same-Store Properties)

Healthcare Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare segment (square feet data in thousands):

Three Months Ended October  31, 2017 and 2016

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	3,443	16,952	95.7%	86.3%	3.0	2.4	(1.1)%	5.9%	$—	$—	$—	$0.54

Six Months Ended October 31, 2017 and 2016

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Healthcare	43,348	37,036	82.7%	94.5%	6.0	3.0	3.0%	5.2%	$14.26	$2.23	$5.05	$1.61

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with U.S. GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Healthcare Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our healthcare properties, including square footage and annualized base rent for expiring leases, as of October  31, 2017.

			Percentage of Total	Annualized Base		Percentage of Total
		Square Footage of	Healthcare	Rent of Expiring	Average	Healthcare
Fiscal Year of Lease Expiration	# of Leases	Expiring Leases(2)	Leased Square Footage	Leases at Expiration(3)	Rental Rate	Annualized Base Rent
2018(1)	13	39,641	3.3%	$595,183	$15.02	2.2%
2019	16	57,741	4.8%	1,296,216	22.45	4.9%
2020	17	95,323	7.9%	1,975,482	20.72	7.4%
2021	21	97,216	8.0%	2,108,624	21.69	7.9%
2022	17	76,774	6.3%	1,419,568	18.49	5.3%
2023	16	84,853	7.0%	1,690,858	19.93	6.4%
2024	28	174,936	14.4%	4,122,278	23.56	15.5%
2025	6	77,579	6.4%	1,708,922	22.03	6.4%
2026	9	103,178	8.5%	1,806,075	17.50	6.8%
2027	12	157,842	13.0%	3,512,951	22.26	13.2%
Thereafter	19	247,195	20.4%	6,382,272	25.82	24.0%
Totals	174	1,212,278	100.0%	$26,618,429	$21.96	100.0%

(1)	Includes month-to-month leases. As of October 31, 2017, month-to-month leases accounted for 14,282 square feet.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 1,361 square feet of space occupied by us.
(3)	Annualized base rent is monthly scheduled rent as of October 2017, multiplied by 12.

IRET

10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)

as of October  31, 2017

		Average	% of Total		% of Aggregate
		Remaining	Commercial	Aggregate	Occupied
	Number of	Lease Term	Minimum	Rentable	Square
Tenant	Properties	in Months	Rents	Square Feet	Feet
Fairview Health Services	8	48	11.6%	221,563	9.4%
St. Luke's Hospital of Duluth, Inc.	5	100	9.0%	186,331	7.9%
PrairieCare Medical LLC	2	114	7.9%	104,714	4.5%
Quality Manufacturing Corp	1	63	3.5%	427,798	18.2%
Children's Hospitals & Clinics	3	118	2.8%	54,378	2.3%
Allina Health	4	42	2.8%	53,132	2.3%
Noran Neurological Clinic	1	70	2.5%	38,506	1.6%
Amerada Hess	1	105	2.4%	50,610	2.2%
Obstetrics and Gynecology Asscociates, P.A.	3	151	2.3%	39,363	1.7%
The Tire Rack	1	71	1.9%	143,956	6.1%
Total/Weighted Average	29	75	46.7%	1,320,351	56.2%

(1)Annualized base rent is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

IRET

FISCAL 2018 ACQUISITIONS SUMMARY

as of October  31, 2017

(dollars in thousands)

					Occupancy
			Acquisition	Square	At	10/31/2017	Acquisition
Property	Location	Segment	Date	Feet/Units	Acquisition	Occupancy	Cost
Oxbo(1)	St. Paul, MN	Multifamily	May 26, 2017	191	29.3%	57.1%	$61,500
Park Place	Plymouth, MN	Multifamily	September 13, 2017	500	94.0%	95.6%	92,250
			Total Units	691			$153,750

(1)	Property includes 11,477 sq ft of retail space. Retail is 100% leased.

Definitions

October 31, 2017

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Core funds from operations (Core FFO) is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Debt to Annualized Adjusted EBITDA is total debt less cash and cash equivalents and real estate deposits as reported for the end of the quarter divided by Adjusted EBITDA as reported for the end of the quarter multiplied by 4.

Net Operating Income (NOI) is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

U.S. GAAP – Accounting principles generally accepted in the United States of America.